SCREEN NUMBER:  9

                                                          This page is being
     CUSTODIAN/SUB-CUSTODIAN                              filed for ALL series.

15.A) Custodian/Sub-custodian: Standard Chartered Bank Taiwan Limited
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: Taiwan           State:    Zip Code:       Zip Ext.:
   D) Foreign Country: Taiwan - R.O.C.    Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





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                      SCREEN NUMBER:  9

                                                          This page is being
     CUSTODIAN/SUB-CUSTODIAN                              filed for ALL series.

15.A) Custodian/Sub-custodian: Standard Chartered Bank Public Company Ltd
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: Bangkok          State:    Zip Code:       Zip Ext.:
   D) Foreign Country: Thailand             Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





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  SCREEN NUMBER:  9

                                                          This page is being
     CUSTODIAN/SUB-CUSTODIAN                              filed for ALL series.

15.A) Custodian/Sub-custodian: Societe Generale de Banque en Cote DIvoire
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: Abidjan           State:    Zip Code:       Zip Ext.:
   D) Foreign Country: Togo             Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





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 SCREEN NUMBER:  9

                                                          This page is being
     CUSTODIAN/SUB-CUSTODIAN                              filed for ALL series
15.A) Custodian/Sub-custodian: Republic Bank Limited
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: Port of Spain          State:    Zip Code:       Zip Ext.:
   D) Foreign Country: Trinidad & Tobago    Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





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   SCREEN NUMBER:  9

                                                          This page is being
     CUSTODIAN/SUB-CUSTODIAN                              filed for ALL series
15.A) Custodian/Sub-custodian: Banque Internationale Arabe de Tunisie
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: Tunis          State:    Zip Code:       Zip Ext.:
   D) Foreign Country: Tunisia            Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





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 SCREEN NUMBER:  9

                                                          This page is being
     CUSTODIAN/SUB-CUSTODIAN                              filed for ALL series
15.A) Custodian/Sub-custodian: Citibank, A.S.
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: Istanbul          State:    Zip Code:       Zip Ext.:
   D) Foreign Country:Turkey           Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





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 SCREEN NUMBER:  9

                                                          This page is being
     CUSTODIAN/SUB-CUSTODIAN                              filed for ALL series
15.A) Custodian/Sub-custodian: Standard Chartered Bank Uganda Limited
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: Kampala         State:    Zip Code:       Zip Ext.:
   D) Foreign Country: Uganda          Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





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   SCREEN NUMBER:  9

                                                          This page is being
     CUSTODIAN/SUB-CUSTODIAN                              filed for ALL series
15.A) Custodian/Sub-custodian: ING Bank Ukraine
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: Kiev         State:    Zip Code:       Zip Ext.:
   D) Foreign Country: Ukraine          Foreign Postal Code:
   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





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   SCREEN NUMBER:  9

                                                          This page is being
     CUSTODIAN/SUB-CUSTODIAN                              filed for ALL series
15.A) Custodian/Sub-custodian: HSBC Bank Middle East Limited
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: Abu Dubai      State:    Zip Code:       Zip Ext.:
   D) Foreign Country: United Arab Emirates - ADX Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





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  SCREEN NUMBER:  9

                                                          This page is being
     CUSTODIAN/SUB-CUSTODIAN                              filed for ALL series
15.A) Custodian/Sub-custodian: HSBC Bank Middle East Limited
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: Dubai      State:    Zip Code:       Zip Ext.:
   D) Foreign Country:United Arab Emirates-DFM Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





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SCREEN NUMBER:  9

                                                          This page is being
     CUSTODIAN/SUB-CUSTODIAN                              filed for ALL series
15.A) Custodian/Sub-custodian: HSBC Bank Middle East Limited
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: Dubai     State:    Zip Code:       Zip Ext.:
   D) Foreign Country:United Arab Emirates-DIFC Foreign Postal Code:
   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





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  SCREEN NUMBER:  9

                                                          This page is being
     CUSTODIAN/SUB-CUSTODIAN                              filed for ALL series
15.A) Custodian/Sub-custodian: State Street Bank and Trust Company
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: Edinburgh     State:    Zip Code:       Zip Ext.:
   D) Foreign Country: United Kingdom       Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





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 SCREEN NUMBER:  9

                                                          This page is being
     CUSTODIAN/SUB-CUSTODIAN                              filed for ALL series
15.A) Custodian/Sub-custodian: State Street Bank and Trust Company
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: Boston    State:    Zip Code:       Zip Ext.:
   D) Foreign Country: United States       Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





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 SCREEN NUMBER:  9

                                                          This page is being
     CUSTODIAN/SUB-CUSTODIAN                              filed for ALL series
15.A) Custodian/Sub-custodian: Banco Itau Uruguay S.A.
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: Montevideo   State:    Zip Code:       Zip Ext.:
   D) Foreign Country: Uruguay      Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





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 SCREEN NUMBER:  9

                                                          This page is being
     CUSTODIAN/SUB-CUSTODIAN                              filed for ALL series
15.A) Custodian/Sub-custodian: Citibank, N.A.
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: Caracas  State:    Zip Code:       Zip Ext.:
   D) Foreign Country: Venezuela     Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





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 SCREEN NUMBER:  9

                                                          This page is being
     CUSTODIAN/SUB-CUSTODIAN                              filed for ALL series
15.A) Custodian/Sub-custodian: HSBC Bank (Vietnam) Ltd.
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: Ho Chi Minh  State:    Zip Code:       Zip Ext.:
   D) Foreign Country: Vietnam     Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





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 SCREEN NUMBER:  9

                                                          This page is being
     CUSTODIAN/SUB-CUSTODIAN                              filed for ALL series
15.A) Custodian/Sub-custodian: Standard Chartered Bank Zambia Plc
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: Lusaka  State:    Zip Code:       Zip Ext.:
   D) Foreign Country:Zambia     Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





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 SCREEN NUMBER:  9

                                                          This page is being
     CUSTODIAN/SUB-CUSTODIAN                              filed for ALL series
15.A) Custodian/Sub-custodian: Barclays Bank of Zimbabwe Limited
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: Harare  State:    Zip Code:       Zip Ext.:
   D) Foreign Country: Zimbabwe     Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





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